EQUITY INTEREST PLEDGE AGREEMENT

THIS EQUITY INTEREST PLEDGE AGREEMENT (“Agreement”) is entered into by and between the following parties on March 31, 2008:

Pledgee: Beijing Huate Xingye Keji Co., Ltd. (“Party A”)
Registered address: Room 5107, Shenchang Building, 51 Zhichun Road, Haidian District, Beijing

Pledgor: Dalian Winland Shipping Co., Ltd. (“Party B”)
Address: No. 4 Shanghai Road, Zhongshan District, Dalian

WHEREAS:

1.
The Pledgee is a wholly foreign-owned enterprise duly established and valid existing under the PRC laws. The Pledgee and [Dalian Winland International Logistics Co., Ltd.] owned by the Pledgor entered into Exclusive Technical Consulting and Service Agreement on [March 31, 2008] (the “Service Agreement”).

2.
The Pledgor, a local citizen of the People’s Republic of China (the “PRC”), who holds 41.5% equity interest of [DALIAN WINLAND INTERNATIONAL LOGISTICS CO., LTD.], which is a limited liability company duly established and valid existing in Beijing under the laws of PRC.

3.
Pursuant to the Service Agreement, [DALIAN WINLAND INTERNATIONAL LOGISTICS CO., LTD.] shall make certain payments to the Pledgee in consideration of the services and consultant provided by the Pledgee thereunder. In order to ensure that the Pledgee collects technical fee from [DALIAN WINLAND INTERNATIONAL LOGISTICS CO., LTD.], the Pledgor is willing to pledge all its equity interest in [DALIAN WINLAND INTERNATIONAL LOGISTICS CO., LTD.] to the Pledgee as a security for the Pledgee to collect the technical consulting and service fees under the Service Agreement.

NOW THEREFORE, through mutual negotiations, the Parties hereto agree as follows:

Article 1 Definitions

Unless it is otherwise stipulated, for the purpose of this Agreement, the following terms shall have the following meanings:

1.1	Pledge means the full meaning assigned to that term in Article 2 of this Agreement.

1.2
Equity Interest means the 47.6% equity interest (the “Equity Interest”) in [DALIAN WINLAND INTERNATIONAL LOGISTICS CO., LTD.] legally held by the Pledgor and all the other equity interest which might be further held by the Pledgor;

1.3	Rate of Pledge means the ratio between the value of the pledge under this Agreement and the technical consulting fees under the Service Agreement.

1.4	Term of Pledge means the period provided for under Article 3.2 hereunder.

1.5	Service Agreement means the Exclusive Technical Consulting and Service Agreement entered into by and between [DALIAN WINLAND INTERNATIONAL LOGISTICS CO., LTD.] and the Pledgee.

1.6	Event of Default means any event in accordance with Article 7 hereunder .

1.7	Notice of Default means the notice of default issued by the Pledgee in accordance with this Agreement.

Article 2 Pledge

2.1
Party B agrees to pledge all its Equity Interest in [DALIAN WINLAND INTERNATIONAL LOGISTICS CO., LTD.] to the Pledgee as a guarantee for the technical consulting service fee payable to the Pledgee under the Service Agreement.

2.2
Pledge under this Agreement refers to the rights owned by the Pledgee who shall be entitled to have priority in receiving payment or proceeds from the auction or sale of the equity interest pledged by the Pledgor to the Pledgee.

Article 3 Rate of Pledge and Term of Pledge

3.1	The Rate of Pledge: 100%

The Rate of Pledge shall be 100% under this Agreement.

3.2	The Term of Pledge

3.1.1
The Pledge of the Equity Interest under this Agreement shall take effect as of the date that the Pledge of the Equity Interest is recorded in the register of shareholders of [DALIAN WINLAND INTERNATIONAL LOGISTICS CO., LTD.].

3.1.2
During the Term of Pledge, the Pledgee shall be entitled to foreclose on the Pledge in accordance with this Agreement in the event that [DALIAN WINLAND INTERNATIONAL LOGISTICS CO., LTD.] fails to pay exclusive technical consulting and service fees in accordance with Service Agreement.

Article 4 Physical Possession of Documents

4.1
During the Term of Pledge, the Pledgee shall be entitled to possess the contribution certificate of the Equity Interest (the “Contribution Certificate”) and the register of shareholders of [DALIAN WINLAND INTERNATIONAL LOGISTICS CO., LTD.]. The Pledgor shall delivery the Contribution Certificate and the register of shareholders hereunder to the Pledgee within one week after the signature date of this Agreement.

4.2	The Pledgee shall be entitled to collect the dividends from the Equity Interest.

Article 5 Representations and Warranties of Party B

5.1	Party B is the legal owner of the Equity Interest.

5.2	Except as otherwise provided hereunder, the Pledgee shall not be interfered with by any parties at any time when the Pledgee exercising its rights in accordance with this Agreement.

5.3	Except as otherwise provided hereunder, the Pledgee shall be entitled to exercise, dispose of or assign the Pledge in accordance with this Agreement.

5.4	The Pledgor shall not pledge or encumber the Equity Interest to any other person except for the Pledgee.

Article 6 Covenant of the Pledgor

6.1	During the effective term of this Agreement, the Pledgor covenants to the Pledgee that the Pledgor shall:

6.1.1
Except for the transfer of the Equity Interest by the Pledgor, Recon Technology, Co., Limited and [DALIAN WINLAND INTERNATIONAL LOGISTICS CO., LTD.] as subject to the Exclusive Equity Interest Purchase Agreement entered into by and among the Pledgor and Recon Technology, Co., Limited to transfer the Equity Interest to the Pledgor or the specified person consigned by the Pledgor (“Specified Person”), not transfer or assign the Equity Interest, create or permit to be created any pledges which may have an adverse affect on the rights or benefits of the Pledgee without prior written consent from the Pledgee.

6.1.2
Comply with and implement laws and regulation with respect to the right of pledge, present to the Pledgee the notices, orders or suggestions with respect to the Pledge issued or made by the competent authority after receiving such notices, orders or suggestions and comply with such notices, orders or suggestions, or object to the foregoing matters at the reasonable request of the Pledgee or with the written consent from the Pledgee.

6.1.3
Timely notify the Pledgee of any events or any received notices which may affect the Pledgor’s Equity Interest or any part of its right, and any events or any received notices which may change any of the Pledgor’s convenants and obligations under this Agreement or which may affect the Pledgor’s performance of its obligation under this Agreement.

6.2
The Pledgor agrees that the Pledgee’s right to exercise the Pledge obtained from this Agreement shall not be suspended or hampered through legal procedure by the Pledgor or any successors of the Pledgor or any person authorized by the Pledgor or any person authorized by the Pledgor..

6.3
The Pledgor warrants to the Pledgee that in order to protect or perfect the security over the payment of the technical consulting and service fees under the Service Agreement, the Pledgor shall execute in good faith and cause other parties who have interest in the Pledge to execute all the title certificates, contracts, and/or perform and cause other parties who have interests to take action as required by the Pledgee and provide access to exercise the rights and authorization vested in the Pledgee under this Agreement, and execute all the documents with respect to the changes or certificate of the Equity Interest with the Pledgee or the person (natural person or legal entity) designated by the Pledgee, and provide all the notices, orders and decisions regarded as necessary by the Pledgee to the Pledgee within the reasonable time.

6.4
The Pledgor warrants to the Pledgee that the Pledgor will comply with and perform all the guarantees, covenants, agreements, representations and conditions for the benefits of the Pledgee. The Pledgor shall compensate all the losses suffered by the Pledgee in the event that the Pledgor does not perform or fully perform his guarantees, covenants, agreements, representations and conditions.

Article 7 Events of Default

7.1	The events listed below shall be deemed as an event of default:

7.1.1	[DALIAN WINLAND INTERNATIONAL LOGISTICS CO., LTD.] fails to make full payments of the exclusive technical consulting and service fees as scheduled under the Service Agreement.

7.1.2	The Pledgor makes any material misleading or fraudulent representations or warranties under Article 5 herein, and/or the Pledgor is in violation of any warranties under Article 5 herein.

7.1.3	The Pledgor violates the covenants under Article 6 herein.

7.1.4	The Pledgor violates any terms or conditions herein.

7.1.5	The Pledgor waives the pledged Equity Interest or transfers or assigns the pledged Equity Interest without prior written consent of the Pledgee, except as provided in Article 6.1.1 in this Agreement.

7.1.6
Any external loan, security, compensation, covenants or other compensation liabilities of the Pledgor’s (1) are required to be repaid or performed prior to the scheduled date; or (2) are due but cannot be repaid or performed as scheduled and thereby cause the Pledgee to deem that the Pledgor’s capacity to perform the obligations herein is effected.

7.1.7	The Pledgor is incapable of repaying its general debt or other debt.

7.1.8	This Agreement becomes illegal for the reason of the promulgation of the related laws or the Pledgor’s incapability of continuing to perform the obligations herein.

7.1.9
Any approval, permits or authorization from the competent authority of the government needed to perform this Agreement or validate this Agreement are withdrawn, suspended, invalidated or materially revised.

7.1.10	The property of the Pledgor adversely changed and causes the Pledgee to deem that the capability of the Pledgor to perform the obligations herein under this Agreement is effected.

7.1.11	The successors or assignees of [DALIAN WINLAND INTERNATIONAL LOGISTICS CO., LTD.] are only entitled to perform a portion of or refuse to perform the payment liability under Service Agreement.

7.1.12	Other circumstances whereby the Pledgee is incapable of exercising the right to foreclose on the Pledge in accordance with the related laws.

7.2
Party B should immediately notice Party A in writing if the Pledgor is aware of or finds that any event under Article 7.1 herein or any events that may result in the foregoing events have occurred or are occurring.

7.3
Unless the Event of Default under Article 7.1 herein has been remedied to the Pledgee’s satisfaction, the Pledgee, at any time when the Event of Default occurs or thereafter, may give a written notice of default to the Pledgor and require the Pledgor to immediately make full payments of the outstanding service fees under the Service Agreement and other payables or foreclose on the Pledge in accordance with Article 8 herein.

Article 8 Exercise of the Right of the Pledge

8.1	The Pledgor shall not transfer or assign the Equity Interest without prior written approval from the Pledgee prior to the full repayment of the consulting and service fees under the Service Agreement.

8.2	The Pledgee shall give the Notice of Default to the Pledgor when the Pledgee exercises the right of pledge.

8.3	Subject to Article 7.3, the Pledgee may exercise the right to foreclose on the Pledge at any time when the Pledgee gives the Notice of Default pursuant to Article 7.3

8.4
The Pledgee is entitled to have priority in receiving payment or proceeds from the auction or sale of whole or part of the Equity Interest pledged herein in accordance with applicable law until the outstanding technical consulting and service fees and all other payables under the Service Agreement are repaid.

8.5
The Pledgor shall not hinder the Pledgee from foreclosing on the Pledge in accordance with this Agreement and shall give necessary assistance so that the Pledgee may effectively realize the value of the Pledge.

Article 9 Transfer or Assignment

9.1	The Pledgor shall not donate or transfer his rights or obligations herein without the prior written consent from the Pledgee.

9.2	This Agreement shall be binding upon and inure to the benefit of the successors of the Pledgor and be effective to the Pledgee and his each successor and assignee.

9.3
The Pledgee may transfer or assign his all or any rights and obligations under the Service Agreement to any person (natural person or legal entity) at any time. In this case, the assignee shall enjoy and undertake the same rights and obligations herein of the Pledgee as if the assignee is a party hereto. When the Pledgee transfers or assigns the rights and obligations under the Service Agreement, at the request of the Pledgee, the Pledgor shall execute the relevant agreements and/or documents with respect to such transfer or assignment.

9.4	Due to the Pledgee’s change resulting from the transfer or assignment, the new parties to the pledge shall re-execute a pledge contract.

Article 10 Termination

10.1
This Agreement shall not be terminated until the consulting and service fees under the Service Agreement are paid in full and [DALIAN WINLAND INTERNATIONAL LOGISTICS CO., LTD.] shall no longer undertake any obligations under the Service Agreement.

Article 11 Formalities Fees and Other Expenses

11.1
The Pledgor shall be responsible for all the fees and actual expenditures in relation to this Agreement, including but not limited to legal fees, cost of production, stamp tax and any other taxes and charges. If the Pledgee pays the relevant taxes in accordance with the laws, the Pledgor shall fully indemnity such taxes paid by the Pledge.

11.2
The Pledgor shall be responsible for all the fees (including but not limited to any taxes, formalities fees, management fees, litigation fees, attorney’s fees, and various insurance premiums in connection with disposition of the Pledge) incurred by the Pledgor for the reason that the Pledgor fails to pay any payable taxes, fees or charges in accordance with this Agreement, or the Pledgee has recourse to any forgoing taxes, charges or fees by any means for other reasons.

Article 12 Force Majeure

12.1
If the fulfillment of this Agreement is delayed or blocked due to the Force Majeure Event, the party affected by such a Force Majeure Event shall free from any obligation to the extent of delay or holdback. Force Majeure Event (“Event”) means any event which is out of control of each party, and which is unavoidable or insurmountable even the party affected by such event has paid reasonable attention to it. The Event shall include, but not limited to, government actions, nature disaster, fire, explosion, typhoons, floods, earthquakes, tide, lightning or war. However, any lack of credit, assets or financing shall not be deemed as Event. The party claiming the occurrence of Event shall provide the other party with the steps of fulfilling the obligations of this Agreement.

12.2
The Party affected by such an Event shall free from any obligation under this Agreement based on the conditions that the Party affected by such an Event have made reasonable endeavors to perform the Agreement and request the exemption from the other party. The both Parties agree to do their best to recover performance of this Agreement if the reason for exemption has been corrected or remedied.

Article 13 Dispute Settlement

13.1	This Agreement shall be governed by and construed in all respects in accordance with the PRC laws.

13.2
The Parties shall strive to settle any dispute arising from the interpretation or performance, or in connection with this Agreement through friendly consultation. In case no settlement can be reached through consultation, each Party can submit such matter to China International Economic and Trade Arbitration Committee for arbitration according to the current effective arbitration rules of its. The arbitration shall be held in Beijing. The arbitration proceedings shall be conducted in Chinese. The arbitration award shall be final and binding upon the Parties. The arbitration award may be submitted to the applicable People’s Court for enforcement.

Article 14 Notices

14.1
Any notice to which is given by the both Parties hereto for the purpose of performing the rights and obligations hereunder shall be in writing. Where such notice is delivered personally, the time of notice is the time when such notice actually reaches the addressee; where such notice is transmitted by telex or facsimile, the notice time is the time when such notice is transmitted. If such notice does not reach the addressee on business date or reaches the addressee after the business time, the next business day following such day is the date of notice. The delivery place is the address first written above of the Parties hereto or the address advised in writing including facsimile and telex from time to time.

Article 15 Appendix

15.1	The Appendix of this Agreement as attached hereto is the part of this Agreement.

Article 16 Effectiveness

16.1	This Agreement and any amendments, supplements and modifications of this Agreement shall be in writing, and come into effect upon being executed by the Parties thereto.

16.2
This Agreement is executed both in Chinese and English with two copies for each language. The Chinese version will prevail in the event of any inconsistency between the English and any Chinese translations thereof.

[THIS SPACE IS INTENTIONALLY LEFT BLANK]

This page is the signing page of this Equity Interest Pledge Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above written.

Party A: /s/ Beijing Huate Xingye Keji Co., Ltd.
Legal Representative: Du Guangwen

Party B: /s/ Dalian Winland Shipping Co., Ltd.
Signature: Li Honglin

APPENDIX

1.	The register of the shareholders of Dalian Winland International Logistics Co., Ltd.

2.	The Contribution Certificate of Dalian Winland International Logistics Co., Ltd.

3.	The Exclusive Technical Consulting and Service Agreement.

EQUITY INTEREST PLEDGE AGREEMENT

THIS EQUITY INTEREST PLEDGE AGREEMENT (“Agreement”) is entered into by and between the following parties on March 31, 2008

Pledgee: Beijing Huate Xingye Keji Co., Ltd.(“Party A”)
Registered address: [Room 5107, Shenchang Building, 51 Zhichun Road, Haidian District, Beijing]

Pledgor: Dalian Winland Group Co., Ltd.(“Party B”)
Address:[No. C2 Floor 23, No.4 Shanghai Road, Zhongshan District, Dalian]

(each a “Party” and collectively the “Parties”)

WHEREAS:

4.
The Pledgee is a wholly foreign-owned enterprise duly established and valid existing under the PRC laws. The Pledgee and [Dalian Winland International Logistics Co., Ltd.] owned by the Pledgor entered into Exclusive Technical Consulting and Service Agreement on [March 31, 2008] (the “Service Agreement”).

5.
The Pledgor, a local citizen of the People’s Republic of China (the “PRC”), who holds 51% equity interest of [DALIAN WINLAND INTERNATIONAL LOGISTICS CO., LTD.], which is a limited liability company duly established and valid existing in Beijing under the laws of PRC.

6.
Pursuant to the Service Agreement, [DALIAN WINLAND INTERNATIONAL LOGISTICS CO., LTD.] shall make certain payments to the Pledgee in consideration of the services and consultant provided by the Pledgee thereunder. In order to ensure that the Pledgee collects technical fee from [DALIAN WINLAND INTERNATIONAL LOGISTICS CO., LTD.], the Pledgor is willing to pledge all its equity interest in [DALIAN WINLAND INTERNATIONAL LOGISTICS CO., LTD.] to the Pledgee as a security for the Pledgee to collect the technical consulting and service fees under the Service Agreement.

NOW THEREFORE, through mutual negotiations, the Parties hereto agree as follows:

Article 17 Definitions

Unless it is otherwise stipulated, for the purpose of this Agreement, the following terms shall have the following meanings:

1.8	Pledge means the full meaning assigned to that term in Article 2 of this Agreement.

1.9
Equity Interest means the 51% equity interest (the “Equity Interest”) in [DALIAN WINLAND INTERNATIONAL LOGISTICS CO., LTD.] legally held by the Pledgor and all the other equity interest which might be further held by the Pledgor;

1.10	Rate of Pledge means the ratio between the value of the pledge under this Agreement and the technical consulting fees under the Service Agreement.

1.11	Term of Pledge means the period provided for under Article 3.2 hereunder.

1.12	Service Agreement means the Exclusive Technical Consulting and Service Agreement entered into by and between [DALIAN WINLAND INTERNATIONAL LOGISTICS CO., LTD.] and the Pledgee.

1.13	Event of Default means any event in accordance with Article 7 hereunder .

1.14	Notice of Default means the notice of default issued by the Pledgee in accordance with this Agreement.

Article 18 Pledge

2.3
Party B agrees to pledge all its Equity Interest in [DALIAN WINLAND INTERNATIONAL LOGISTICS CO., LTD.] to the Pledgee as a guarantee for the technical consulting service fee payable to the Pledgee under the Service Agreement.

2.4
Pledge under this Agreement refers to the rights owned by the Pledgee who shall be entitled to have priority in receiving payment or proceeds from the auction or sale of the equity interest pledged by the Pledgor to the Pledgee.

Article 19 Rate of Pledge and Term of Pledge

3.3	The Rate of Pledge: 100%

The Rate of Pledge shall be 100% under this Agreement.

3.4	The Term of Pledge

3.1.1
The Pledge of the Equity Interest under this Agreement shall take effect as of the date that the Pledge of the Equity Interest is recorded in the register of shareholders of [DALIAN WINLAND INTERNATIONAL LOGISTICS CO., LTD.].

3.1.2
During the Term of Pledge, the Pledgee shall be entitled to foreclose on the Pledge in accordance with this Agreement in the event that [DALIAN WINLAND INTERNATIONAL LOGISTICS CO., LTD.] fails to pay exclusive technical consulting and service fees in accordance with Service Agreement.

Article 20 Physical Possession of Documents

4.3
During the Term of Pledge, the Pledgee shall be entitled to possess the contribution certificate of the Equity Interest (the “Contribution Certificate”) and the register of shareholders of [DALIAN WINLAND INTERNATIONAL LOGISTICS CO., LTD.]. The Pledgor shall delivery the Contribution Certificate and the register of shareholders hereunder to the Pledgee within one week after the signature date of this Agreement.

4.4	The Pledgee shall be entitled to collect the dividends from the Equity Interest.

Article 21 Representations and Warranties of Party B

5.5	Party B is the legal owner of the Equity Interest.

5.6	Except as otherwise provided hereunder, the Pledgee shall not be interfered with by any parties at any time when the Pledgee exercising its rights in accordance with this Agreement.

5.7	Except as otherwise provided hereunder, the Pledgee shall be entitled to exercise, dispose of or assign the Pledge in accordance with this Agreement.

5.8	The Pledgor shall not pledge or encumber the Equity Interest to any other person except for the Pledgee.

Article 22 Covenant of the Pledgor

6.5	During the effective term of this Agreement, the Pledgor covenants to the Pledgee that the Pledgor shall:

6.1.4
Except for the transfer of the Equity Interest by the Pledgor, Recon Technology, Co., Limited and [DALIAN WINLAND INTERNATIONAL LOGISTICS CO., LTD.] as subject to the Exclusive Equity Interest Purchase Agreement entered into by and among the Pledgor and Recon Technology, Co., Limited to transfer the Equity Interest to the Pledgor or the specified person consigned by the Pledgor (“Specified Person”), not transfer or assign the Equity Interest, create or permit to be created any pledges which may have an adverse affect on the rights or benefits of the Pledgee without prior written consent from the Pledgee.

6.1.5
Comply with and implement laws and regulation with respect to the right of pledge, present to the Pledgee the notices, orders or suggestions with respect to the Pledge issued or made by the competent authority after receiving such notices, orders or suggestions and comply with such notices, orders or suggestions, or object to the foregoing matters at the reasonable request of the Pledgee or with the written consent from the Pledgee.

6.1.6
Timely notify the Pledgee of any events or any received notices which may affect the Pledgor’s Equity Interest or any part of its right, and any events or any received notices which may change any of the Pledgor’s convenants and obligations under this Agreement or which may affect the Pledgor’s performance of its obligation under this Agreement.

6.6
The Pledgor agrees that the Pledgee’s right to exercise the Pledge obtained from this Agreement shall not be suspended or hampered through legal procedure by the Pledgor or any successors of the Pledgor or any person authorized by the Pledgor or any person authorized by the Pledgor..

6.7
The Pledgor warrants to the Pledgee that in order to protect or perfect the security over the payment of the technical consulting and service fees under the Service Agreement, the Pledgor shall execute in good faith and cause other parties who have interest in the Pledge to execute all the title certificates, contracts, and/or perform and cause other parties who have interests to take action as required by the Pledgee and provide access to exercise the rights and authorization vested in the Pledgee under this Agreement, and execute all the documents with respect to the changes or certificate of the Equity Interest with the Pledgee or the person (natural person or legal entity) designated by the Pledgee, and provide all the notices, orders and decisions regarded as necessary by the Pledgee to the Pledgee within the reasonable time.

6.8
The Pledgor warrants to the Pledgee that the Pledgor will comply with and perform all the guarantees, covenants, agreements, representations and conditions for the benefits of the Pledgee. The Pledgor shall compensate all the losses suffered by the Pledgee in the event that the Pledgor does not perform or fully perform his guarantees, covenants, agreements, representations and conditions.

Article 23 Events of Default

7.4	The events listed below shall be deemed as an event of default:

7.1.13	[DALIAN WINLAND INTERNATIONAL LOGISTICS CO., LTD.] fails to make full payments of the exclusive technical consulting and service fees as scheduled under the Service Agreement.

7.1.14	The Pledgor makes any material misleading or fraudulent representations or warranties under Article 5 herein, and/or the Pledgor is in violation of any warranties under Article 5 herein.

7.1.15	The Pledgor violates the covenants under Article 6 herein.

7.1.16	The Pledgor violates any terms or conditions herein.

7.1.17	The Pledgor waives the pledged Equity Interest or transfers or assigns the pledged Equity Interest without prior written consent of the Pledgee, except as provided in Article 6.1.1 in this Agreement.

7.1.18
Any external loan, security, compensation, covenants or other compensation liabilities of the Pledgor’s (1) are required to be repaid or performed prior to the scheduled date; or (2) are due but cannot be repaid or performed as scheduled and thereby cause the Pledgee to deem that the Pledgor’s capacity to perform the obligations herein is effected.

7.1.19	The Pledgor is incapable of repaying its general debt or other debt.

7.1.20	This Agreement becomes illegal for the reason of the promulgation of the related laws or the Pledgor’s incapability of continuing to perform the obligations herein.

7.1.21
Any approval, permits or authorization from the competent authority of the government needed to perform this Agreement or validate this Agreement are withdrawn, suspended, invalidated or materially revised.

7.1.22	The property of the Pledgor adversely changed and causes the Pledgee to deem that the capability of the Pledgor to perform the obligations herein under this Agreement is effected.

7.1.23	The successors or assignees of [DALIAN WINLAND INTERNATIONAL LOGISTICS CO., LTD.] are only entitled to perform a portion of or refuse to perform the payment liability under Service Agreement.

7.1.24	Other circumstances whereby the Pledgee is incapable of exercising the right to foreclose on the Pledge in accordance with the related laws.

7.5
Party B should immediately notice Party A in writing if the Pledgor is aware of or finds that any event under Article 7.1 herein or any events that may result in the foregoing events have occurred or are occurring.

7.6
Unless the Event of Default under Article 7.1 herein has been remedied to the Pledgee’s satisfaction, the Pledgee, at any time when the Event of Default occurs or thereafter, may give a written notice of default to the Pledgor and require the Pledgor to immediately make full payments of the outstanding service fees under the Service Agreement and other payables or foreclose on the Pledge in accordance with Article 8 herein.

Article 24 Exercise of the Right of the Pledge

8.6	The Pledgor shall not transfer or assign the Equity Interest without prior written approval from the Pledgee prior to the full repayment of the consulting and service fees under the Service Agreement.

8.7	The Pledgee shall give the Notice of Default to the Pledgor when the Pledgee exercises the right of pledge.

8.8	Subject to Article 7.3, the Pledgee may exercise the right to foreclose on the Pledge at any time when the Pledgee gives the Notice of Default pursuant to Article 7.3

8.9
The Pledgee is entitled to have priority in receiving payment or proceeds from the auction or sale of whole or part of the Equity Interest pledged herein in accordance with applicable law until the outstanding technical consulting and service fees and all other payables under the Service Agreement are repaid.

8.10
The Pledgor shall not hinder the Pledgee from foreclosing on the Pledge in accordance with this Agreement and shall give necessary assistance so that the Pledgee may effectively realize the value of the Pledge.

Article 25 Transfer or Assignment

9.5	The Pledgor shall not donate or transfer his rights or obligations herein without the prior written consent from the Pledgee.

9.6	This Agreement shall be binding upon and inure to the benefit of the successors of the Pledgor and be effective to the Pledgee and his each successor and assignee.

9.7
The Pledgee may transfer or assign his all or any rights and obligations under the Service Agreement to any person (natural person or legal entity) at any time. In this case, the assignee shall enjoy and undertake the same rights and obligations herein of the Pledgee as if the assignee is a party hereto. When the Pledgee transfers or assigns the rights and obligations under the Service Agreement, at the request of the Pledgee, the Pledgor shall execute the relevant agreements and/or documents with respect to such transfer or assignment.

9.8	Due to the Pledgee’s change resulting from the transfer or assignment, the new parties to the pledge shall re-execute a pledge contract.

Article 26 Termination

10.2
This Agreement shall not be terminated until the consulting and service fees under the Service Agreement are paid in full and [DALIAN WINLAND INTERNATIONAL LOGISTICS CO., LTD.] shall no longer undertake any obligations under the Service Agreement.

Article 27 Formalities Fees and Other Expenses

11.3
The Pledgor shall be responsible for all the fees and actual expenditures in relation to this Agreement, including but not limited to legal fees, cost of production, stamp tax and any other taxes and charges. If the Pledgee pays the relevant taxes in accordance with the laws, the Pledgor shall fully indemnity such taxes paid by the Pledge.

11.4
The Pledgor shall be responsible for all the fees (including but not limited to any taxes, formalities fees, management fees, litigation fees, attorney’s fees, and various insurance premiums in connection with disposition of the Pledge) incurred by the Pledgor for the reason that the Pledgor fails to pay any payable taxes, fees or charges in accordance with this Agreement, or the Pledgee has recourse to any forgoing taxes, charges or fees by any means for other reasons.

Article 28 Force Majeure

12.3
If the fulfillment of this Agreement is delayed or blocked due to the Force Majeure Event, the party affected by such a Force Majeure Event shall free from any obligation to the extent of delay or holdback. Force Majeure Event (“Event”) means any event which is out of control of each party, and which is unavoidable or insurmountable even the party affected by such event has paid reasonable attention to it. The Event shall include, but not limited to, government actions, nature disaster, fire, explosion, typhoons, floods, earthquakes, tide, lightning or war. However, any lack of credit, assets or financing shall not be deemed as Event. The party claiming the occurrence of Event shall provide the other party with the steps of fulfilling the obligations of this Agreement.

12.4
The Party affected by such an Event shall free from any obligation under this Agreement based on the conditions that the Party affected by such an Event have made reasonable endeavors to perform the Agreement and request the exemption from the other party. The both Parties agree to do their best to recover performance of this Agreement if the reason for exemption has been corrected or remedied.

Article 29 Dispute Settlement

13.3	This Agreement shall be governed by and construed in all respects in accordance with the PRC laws.

13.4
The Parties shall strive to settle any dispute arising from the interpretation or performance, or in connection with this Agreement through friendly consultation. In case no settlement can be reached through consultation, each Party can submit such matter to China International Economic and Trade Arbitration Committee for arbitration according to the current effective arbitration rules of its. The arbitration shall be held in Beijing. The arbitration proceedings shall be conducted in Chinese. The arbitration award shall be final and binding upon the Parties. The arbitration award may be submitted to the applicable People’s Court for enforcement.

Article 30 Notices

14.2
Any notice to which is given by the both Parties hereto for the purpose of performing the rights and obligations hereunder shall be in writing. Where such notice is delivered personally, the time of notice is the time when such notice actually reaches the addressee; where such notice is transmitted by telex or facsimile, the notice time is the time when such notice is transmitted. If such notice does not reach the addressee on business date or reaches the addressee after the business time, the next business day following such day is the date of notice. The delivery place is the address first written above of the Parties hereto or the address advised in writing including facsimile and telex from time to time.

Article 31 Appendix

15.2	The Appendix of this Agreement as attached hereto is the part of this Agreement.

Article 32 Effectiveness

16.3	This Agreement and any amendments, supplements and modifications of this Agreement shall be in writing, and come into effect upon being executed by the Parties thereto.

16.4
This Agreement is executed both in Chinese and English with two copies for each language. The Chinese version will prevail in the event of any inconsistency between the English and any Chinese translations thereof.

[THIS SPACE IS INTENTIONALLY LEFT BLANK]

This page is the signing page of this Equity Interest Pledge Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above written.

Party A: /s/ Beijing Huate Xingye Keji Co., Ltd.
Legal Representative: Du Guangwen

Party B: /s/ Dalian Winland Group Co., Ltd.
Signature: Li Honglin

APPENDIX

4.	The register of the shareholders of Dalian Winland International Logistics Co., Ltd.

5.	The Contribution Certificate of Dalian Winland International Logistics Co., Ltd.

6.	The Exclusive Technical Consulting and Service Agreement.